                                                                       Exhibit S


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned hereby constitutes and appoints William Glavin, David O. Hirsch and Gary L. French, and each and any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for him/her and in his/her name, place and stead, in any and all capacities, unless otherwise designated as director or officer of the Scudder RREEF REIT Fund, Inc. (the "Fund"), the Registration Statement on Form N-2 for the Fund and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and such other instruments related to compliance with certain of the federal securities laws; and said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, or any or all of them, in any and all capacities with respect to the Fund, every act whatsoever requisite or necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Signature                          Title
---------                          -----



/S/ Richard Burt                   Director
----------------
Richard Burt


/S/ S. Leland Dill                 Director
------------------
S. Leland Dill


/S/ Martin J. Gruber               Director
--------------------
Martin J. Gruber


/S/ Richard T. Hale                Director
-------------------
Richard T. Hale


/S/ Joseph R. Hardiman             Director
----------------------
Joseph R. Hardiman


/S/ Richard J. Herring             Director
----------------------
Richard J. Herring


/S/ Graham E. Jones                Director
-------------------
Graham E. Jones

/S/ Rebecca W. Rimel               Director
--------------------
Rebecca W. Rimel


/S/ Philip Saunders, Jr.           Director
------------------------
Philip Saunders, Jr.


/S/ William N. Searcy              Director
---------------------
William N. Searcy


/S/ Robert H. Wadsworth            Director
-----------------------
Robert H. Wadsworth


/S/ William Glavin                 President
------------------
William Glavin


/S/ Daniel O. Hirsch               Vice President
--------------------
Daniel O. Hirsch


/S/ Gary L. French                 Treasurer and Chief Financial Officer
------------------
Gary L. French





Dated:  September 4, 2002






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